UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2017
Date of Report (Date of earliest event reported)

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street
Suite 1200
Irvine, California 92614
(Address of principal executive offices) (Zip Code)

(949) 407-0700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Election to Opt Out of Section 3-803 of the Maryland Unsolicited Takeover Act
On July 27, 2017, the Board of Directors (the “Board”) of HCP, Inc. (the “Company”) approved a resolution prohibiting the Company from electing to be subject to Section 3-803 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (“MGCL”), commonly referred to as the “Maryland Unsolicited Takeover Act” or “MUTA.” MUTA contains statutory provisions that allow the Board, without stockholder approval, to elect to classify into three classes with staggered three-year terms. By adopting this resolution, the Board will be prohibited from electing to classify into three classes without first obtaining stockholder approval. In accordance with Sections 3-802(c) and 3-802(d) of the MGCL, on July 31, 2017, the Company filed Articles Supplementary (“Articles Supplementary”) describing the foregoing prohibition with the State Department of Assessments and Taxation of Maryland.

The foregoing summary is qualified in its entirety by reference to the full text of the Articles Supplementary, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to the Bylaws of the Company
On July 27, 2017, the Board approved Amendment No. 2 (“Amendment No. 2”) to the Fifth Amended and Restated Bylaws of the Company (the “Bylaws”) effective immediately. Amendment No. 2 provides stockholders with the right to amend the Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter, which reduced the required stockholder vote from the prior affirmative vote of two-thirds (2/3) of all the votes entitled to be cast on the matter. The Board will retain the right to amend the Bylaws by the affirmative vote of a majority of the entire Board.

The foregoing summary is qualified in its entirety by reference to the full text of Amendment No. 2, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
3.1	Articles Supplementary of HCP, Inc., dated July 31, 2017
3.2	Amendment No. 2 to Fifth Amended and Restated Bylaws of HCP, Inc., dated July 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017

HCP, Inc.

By:	/s/ Troy E. McHenry
	Name:	Troy E. McHenry
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

No.	Description
3.1	Articles Supplementary of HCP, Inc., dated July 31, 2017
3.2	Amendment No. 2 to Fifth Amended and Restated Bylaws of HCP, Inc., dated July 27, 2017